                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                 APRIL 1, 1997



                               GENZYME CORPORATION
             (Exact name of registrant as specified in its charter)



     MASSACHUSETTS                  0-14680                   06-1047163
(State or other jurisdiction    (Commission File            (IRS Employer
     of incorporation)              Number)               Identification No.)




               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (617) 252-7500



                                           Total number of page in document - 26
                                               Exhibit Index located on page - 4

        ITEM 5.     OTHER.
                    ------

        In order to update the information previously filed with the Securities and Exchange Commission at pages F-2 to F-17 to the Current Report of Genzyme on Form 8-K (Commission File No. 0-14680) filed on February 4, 1997, Genzyme hereby files as Exhibit 99.1 unaudited pro forma financial statements and the related notes thereto for both Genzyme and Genzyme General Division (the "General Division") giving effect to the acquisition by Genzyme of Genetrix, Inc. ("Genetrix") on May 1, 1996 (the "Genetrix Acquisition"), the acquisition of Deknatel Snowden Pencer, Inc. ("DSP") on July 1, 1996 (the "DSP Acquisition"), and the acquisition of Neozyme II (the "Neozyme II Acquisition") on December 6, 1996 (collectively, the "Acquisitions"). Pro forma condensed statements of operations have been presented for both Genzyme and the General Division assuming that the Acquisitions occurred as of January 1, 1996, using the purchase accounting method. The historical Genzyme and General Division balance sheets as of December 31, 1996, which are included in the Company's Annual Report on Form 10-K, reflects the effect of the Genetrix Acquisition which was completed on May 1, 1996, the DSP Acquisition which was completed on July 1, 1996, and the acquisition of Neozyme II which was completed on December 6, 1996. Therefore, pro forma balance sheets for Genzyme and the General Division are not included herein.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

           (c)  Exhibits.

                EXHIBIT NO.                     DESCRIPTION
                -----------                     -----------

                99.1             Unaudited pro forma statements of operations
                                 (and related notes) for the year ended December
                                 31, 1996 for Genzyme and the General
                                 Division, giving effect to the Acquisitions.
                                 Filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 1, 1997                 GENZYME CORPORATION

                                    By:/s/ David J. McLachlan
                                       ------------------------------------
                                       David J. McLachlan
                                        Executive Vice President, Finance;
                                        Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT                                                               SEQUENTIAL
  NO.            DESCRIPTION                                           PAGE NO.
  ---            -----------                                           --------

99.1 Unaudited pro forma statements of operations (and related notes) for the year ended December 31, 1996 for Genzyme and the General Division, giving effect to the Acquisitions.
             Filed herewith.